Exhibit 99.1

Universal Logistics Holdings Announces Participation in Investor Conference, Discloses Anticipated Investor Communication Dates and Provides 2019 Outlook

Warren, MI – February 4, 2019 — Universal Logistics Holdings, Inc. (NASDAQ: ULH), a leading asset-light provider of customized transportation and logistics solutions, today announced that Jeff Rogers, Universal’s Chief Executive Officer, and Jude Beres, Chief Financial Officer, will present at the Stifel 2019 Transportation & Logistics Conference held at the Fontainebleau Miami Beach Hotel in Miami Beach, Florida.

Universal’s presentation begins at 11:05 AM ET on Wednesday, February 13, 2019. At the conference, management intends to highlight Universal’s unique capabilities, reflect on current market and operating trends, discuss recent corporate developments, and outline Universal’s plans and expectations for future growth.

The conference will be broadcast live via webcast at http://www.universallogistics.com.  To access the presentation, click on “Investor Relations” and follow the link to the webcast.  A webcast replay will be available for 30 days following each event.

Universal also announced the planned release of its fourth quarter 2018 financial results after the market closes on Thursday, February 21, 2019.  Analysts and investors are invited to participate in the quarterly earnings conference call to take place the following day.

Quarterly Earnings Conference Call Dial-in Details:

Time:  10:00 AM Eastern Time

Date:  Friday, February 22, 2019

Call Toll Free:  (866) 622-0924

International Dial-in:  +1 (660) 422-4956

Conference ID:  2665778

A replay of the conference call will be available beginning two hours after the call through March 29, 2019, by calling (855) 859-2056 (toll free) or +1 (404) 537-3406 (toll) and using conference ID 2665778. The call will also be available on investors.universallogistics.com.

Universal also announced its full-year performance expectations for 2019. Based on currently available information, Universal expects to report 2019 total operating revenues in the range of $1.6 billion to $1.7 billion, and operating margins in the 7% to 9% range.  Capital expenditures are expected to be in the range of $65 million to $75 million, and total interest expense for the year is expected to be between $15 million to $17 million.

Source: Universal Logistics Holdings, Inc.

For Further Information:

Steven Fitzpatrick, Investor Relations

SFitzpatrick@UniversalLogistics.com

About Universal

Universal Logistics Holdings, Inc. is a leading asset-light provider of customized transportation and logistics solutions throughout the United States, and in Mexico, Canada and Colombia.  We provide our customers with supply chain solutions that can be scaled to meet their changing demands and volumes.  We offer our customers a broad array of services across their entire supply chain, including transportation, intermodal, and value-added services.

Forward Looking Statements

Some of the statements contained in this press release might be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the accretive impact of the transaction and our exploration of additional acquisition opportunities. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, which identify prospective information. In some cases, forward-looking statements can be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “future,” “likely,” “may,” “should” and similar references to future periods. However, the absence of these words does not mean that the statements are not forward looking.  Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. These forward-looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described. Additional information about the factors that may adversely affect these forward-looking statements is contained in the Company’s most recent periodic filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.